                                                                   EXHIBIT 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as
     Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: April 2004

     CURRENT BILLING MONTH 4/2/2004 - 5/3/2004                         COLLECTION CURVE 100%
   STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                             $140,539,897
Residential SECURITIZATION CHARGE (SC) Billed                        $  1,289,015        0.917%

Commercial Total Billed                                              $ 81,543,109
Commercial SECURITIZATION CHARGE (SC) Billed                         $  1,281,130        1.571%

Industrial Total Billed                                              $ 44,973,082
Industrial SECURITIZATION CHARGE (SC) Billed                         $  1,287,245        2.862%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE

Non-Residential Customer Net Write-offs                                     0.150%
Residential Customer Net Write-offs                                         0.410%
Total Net Write-offs                                                        0.260%

   AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH

Residential Class SC Collected                                       $  1,246,158
Commercial Class SC Collected                                        $  1,256,363
Industrial Class SC Collected                                        $  1,510,886

Total SC Collected                                                   $  4,013,407

Aggregate SC Remittances for April 2004 BILLING MONTH                $  4,013,407
Aggregate SC Remittances for May 2004 BILLING MONTH                  $          0
Aggregate SC Remittances for June 2004 2004 BILLING MONTH            $          0
TOTAL CURRENT SC REMITTANCES                                         $  4,013,407

      CURRENT BILLING MONTH 4/2/2004 - 5/3/2004                COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                         $1,183,426
A-3 Residential T.O.D. SC Collected                                  $    5,185
A-4 Alternate Residence SC Collected                                 $   29,897
A-5 Residential Farm/Life Support SC Collected                       $   27,650

TOTAL RESIDENTIAL SC COLLECTED                                       $1,246,158

COMMERCIAL

B-1 General Primary (041) SC Collected                               $   25,174
B-General Secondary (010) SC Collected                               $  223,027
C- General Secondary (011) SC Collected                              $  458,613
D-General Primary (018) SC Collected                                 $  260,898
F-Primary High Load Factor (032) SC Collected                        $   41,216
GH-General Service Heating (013) SC Collected                        $    6,053
H- Water Heating Service (014) SC Collected                          $      567
L-1 General Energy-Only Street Lighting SC Collected                 $    2,347
L-2 General Service (Cust Owned) St Light SC Collected               $    2,511
L-3 General Service (Co Owned) St Light SC Collected                 $   12,886
L-4 General Service Outdoor Lighting Commercial SC Collected         $    1,718
PS-1 General Secondary Public Pumping SC Collected                   $    6,963
PS-2 General Primary Public Pumping SC Collected                     $    7,289
PS-3 General Optional Primary Public Pumping SC Collected            $   34,184
R-1 General Secondary Resale SC Collected                            $        6
R-2 General Secondary Resale SC Collected                            $      813
R-3 General Primary Resale SC Collected                              $   22,157
ROA-P Retail Open Access Primary (110) SC Collected                  $  110,008
ROA-S Retail Open Access Secondary Com SC Collected                  $   24,526
SC - Special Contract Commercial SC Collected                        $    1,839
SPEC Grand Rapids Special Contract SC Collected                      $    2,784
UR-General Unmetered SC Collected                                    $   10,784

TOTAL COMMERCIAL SC COLLECTED                                        $1,256,363

INDUSTRIAL

B-1 General Primary (042) SC Collected                               $   18,085
B-General Secondary (020) SC Collected                               $   31,097
C- General Secondary (021) SC Collected                              $   65,601
CG-Cogeneration/Small Power Production Purchase SC Collected         $      218
D-General Primary (028) SC Collected                                 $  458,095
F-Primary High Load Factor (033) SC Collected                        $   57,576
GH-General Service Heating (023) SC Collected                        $       60
GMD General Motors SC Collected                                      $   62,396
GMF General Motors SC Collected                                      $  140,687
GMF-1 General Motors SC Collected                                    $   27,622
GMJ-1 General Motors SC Collected                                    $    7,586

    CURRENT BILLING MONTH 4/2/2004 - 5/3/2004                  COLLECTION CURVE 100%
H- Water Heating Service (024) SC Collected                          $        1
I-General Primary Interruptible (034) SC Collected                   $    3,220
J-1General Alternative Electric Metal Melting SC Collected           $   33,591
J-General Primary Electric Furnace (037) SC Collected                $    7,791
L-4 General Service Outdoor Lighting Industrial SC Collected         $      173
R-3 General Primary Resale (027) SC Collected                        $       42
ROA-P Retail Open Access Primary (111) SC Collected                  $  476,859
ROA-S Retail Open Access Secondary Ind SC Collected                  $    4,062
SC - Special Contract Industrial SC Collected                        $  116,124

TOTAL INDUSTRIAL SC COLLECTED                                        $1,510,886

TOTAL SC COLLECTED                                                   $4,013,407

Executed as of this 17th day of May 2004.

                                        CONSUMERS ENERGY COMPANY
                                        AS SERVICER

                                        /s/ Glenn P. Barba
                                        ---------------------------------------
                                        Glenn P. Barba, Vice President,
                                        Controller and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi  49201